Exhibit  32.2



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


In connection with Heritage Financial Holding Corporation's ("Company") Quarterly Report on Form 10-Q for the period ended June 30, 2003 ("Report"), the undersigned certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:     August  14,  2003           By: /s/ William  M.  Foshee
                                          --------------------------------------
                                          William  M.  Foshee
                                          Chief Financial Officer




A signed original of this written statement required by Section 906 has been provided to Heritage Financial Holding Corporation and will be retained by Heritage Financial Holding Corporation and furnished to the Securities and Exchange Commission or its staff upon request.


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